EXHIBIT 99.1

SolarWindow First-Ever: Electricity-Generating Flexible Glass Using High-Speed Manufacturing Process

NEW YORK and SEOUL, South Korea, Nov. 23, 2020 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (Symbol: WNDW), today announced that for the first time ever, the Company has successfully produced its electricity-generating flexible glass using roll-to-roll processing, a high-speed method typical to commercial manufacturing of tinted window films, digital displays, printed electronics, and semiconductors. As thin as a business card, flexible sheets of SolarWindowTM electricity-generating glass generate power from sunlight and indoor artificial light, and are under development to electrify windows and otherwise passive surfaces on commercial buildings, automotive, aerospace, marine and other products.

“The world's leading manufacturers use roll-to-roll production, an innovative process successfully demonstrated by the SolarWindow team today. Importantly, this roll-to-roll processing marks a significant advancement in our mission to enable commercial manufacturing in the United States and Asia,” stated Mr. Jay S. Bhogal, Chairman and CEO, SolarWindow Technologies, Inc.

Today’s news is especially timely with the Company’s recent addition of several strategic hires and expansion of U.S. operations to Asia through newly established SolarWindow offices in Seoul, South Korea. The region is home to some of the world’s most advanced-technology manufacturers of next-generation electronics, building materials, electric vehicles, and commercial transportation systems -- a natural fit with the Company’s proprietary LiquidElectricity™ coatings for films, glass, and plastics, using high speed roll-to-roll processing.

The SolarWindow breakthrough announced today was made possible when multiple layers of the Company’s LiquidElectricity™ coatings were first applied onto ultra-thin flexible glass and then processed using precision lasers and a roll-to-roll system, in ongoing work underway at the U.S. Department of Energy’s, National Renewable Energy Labs in Golden, Colorado through a Cooperative Research and Development Agreement.

Today’s announcement marks the first-ever such technical achievement to date on roll-to-roll processing at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) in Golden, Colorado.

These highly technical advances include significant enhancements to managing materials processing through the roll-to-roll system when creating electricity-generating glass, specifically better travel and conveyance, accurate registration, greater edge position control, and improved precision during the process.

Importantly, these controls are key to increased power and performance of SolarWindow™ electricity-generating glass, as well as higher process efficiency, reduced operating costs and lower materials costs through less waste.

Furthermore, these precision controls allowed the Company to successfully apply its proprietary laser process to today’s electricity-generating flexible glass. Initially developed by the Company for plastics, this laser patterning system promises improved power output of SolarWindow™ electricity-generating glass while concurrently increasing production efficiencies and reducing costs.

Rather than creating laser patterns in its SolarWindow products using individual lasers, the Company’s laser system enables a single laser beam to be split into multiple focused beams which are simultaneously applied to flexible materials during roll-to-roll manufacturing.

The development of the innovative SolarWindow laser beam patterning technology was performed in collaboration with NREL through a Cooperative Research and Development Agreement from the DOE Office of Energy Efficiency and Renewable Energy’s Advanced Manufacturing Office with its Roll-to-Roll Advanced Materials Manufacturing Consortium, led by Oak Ridge National Laboratory.

About SolarWindow

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings that generate electricity when deposited onto glass or plastic. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow coatings and technologies can be applied to generate electricity on building facades, balcony railings, curtain walls, skylights, and shading systems, as well as automotive, truck, marine and aircraft applications, and consumer products and military uses.

SolarWindow operations include: Cooperative Research and Development Agreements with the U.S. Department of Energy’s National Renewable Energy Laboratories in the United States; and, executive management and operations primarily supported by contract partners and service providers, suppliers, and part-time and full-time contract staff, and Advisors in the United States, Canada, and South Korea.

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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The photo is also available at Newscom, www.newscom.com, and via AP PhotoExpress.